UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 27, 2017

Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On December 27, 2016, the Audit Committee of the Board of Directors (the “Committee”) of Lumentum Holdings Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective as of that date.

PwC’s reports on the Company’s consolidated financial statements for the Company’s fiscal years ended July 2, 2016 and June 27, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended July 2, 2016 and June 27, 2015, and the subsequent interim period from July 3, 2016 through December 31, 2016, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the disclosures contained herein and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of PwC’s letter, dated December 27, 2016, is filed as Exhibit 16.1 herewith.

(b)	Appointment of New Independent Registered Public Accounting Firm

On December 27, 2016, the Committee approved the appointment of Deloitte LLP (“Deloitte”) as the Company’s new independent registered public accounting firm. On December 31, 2016, the Company formally engaged Deloitte as its independent registered public accounting firm.

During the Company’s fiscal years ended July 2, 2016 and June 27, 2015, and the subsequent interim period from July 3, 2016 through December 31, 2016, neither the Company nor anyone acting on behalf of the Company, has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is provided as part of this Form 8-K:

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated December 27, 2016

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lumentum Holdings Inc.

/s/ Aaron Tachibana
Aaron Tachibana, Chief Financial Officer

January 3, 2017

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Exhibit Index

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated December 27, 2016

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